                                                                     EXHIBIT 2.4
                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                          TO THE CONTRIBUTION AGREEMENT

                                 AMENDMENT NO. 1
                          TO THE CONTRIBUTION AGREEMENT

         THIS AMENDMENT NO.1 TO THE CONTRIBUTION AGREEMENT is made as of April 14, 2003 (this "Amendment") by and among EMP Merger Corporation, a Delaware corporation (the "Company") and the persons set forth on the signature pages hereto as "Amending Transferors" (the "Amending Transferors"), and amends that certain Contribution Agreement dated as of February 24, 2003 (the "Contribution Agreement"), by and among the Company and the Transferors named therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Contribution Agreement.

         WHEREAS, the Company and the Amending Transferors are parties to the Contribution Agreement;

         WHEREAS, the Company and the Amending Transferors wish to amend the Contribution Agreement;

         WHEREAS, pursuant to Section 5.1 of the Contribution Agreement, all amendments to or waivers of any provision of the Contribution Agreement may be made by a written instrument signed by (i) the Company and (ii) Transferors entitled to a majority of the shares of Company Common Stock issuable under the Contribution Agreement; and

         WHEREAS, the Amending Transferors are entitled to a majority of the shares of Company Common Stock issuable under the Contribution Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. Amendments to Contribution Agreement. Upon execution hereof, the Contribution Agreement shall be amended as follows:

         (a) Section 1.3(b) shall be amended by replacing the reference to "$435,058,272" with "$434,567,957.15."

         (b) Schedule A, Schedule B and Schedule C to the Contribution Agreement shall be deleted in their entirety and replaced with Schedule A, Schedule B and Schedule C, respectively.

         2. References to the Contribution Agreement. All references in the Contribution Agreement to "this Agreement," and to all other words referring to the Contribution Agreement (such as "herein," "hereto," "herewith" and "hereunder"), shall be deemed to mean and refer to the Contribution Agreement, as amended by this Amendment.

         3. Effectiveness of Amendment. This Amendment has been executed, in accordance with the terms of Section 5.1 of the Contribution Agreement, by the Company and the Amending Transferors and shall become effective upon execution.

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6. Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

         7. Entire Agreement. This Amendment, the Contribution Agreement, the Merger Agreement and the terms and provisions hereof and thereof constitute the entire agreement among the parties pertaining to the subject matter hereof and thereof and supersede any and all prior or contemporaneous agreements relating to the subject matter hereof or thereof. Except as expressly amended hereby, the Contribution Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Contribution Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed part of and is hereby incorporated into the Contribution Agreement.

                  [Remainder of Page Intentionally Left Blank]

                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                             CONTRIBUTION AGREEMENT

                           Counterpart Signature Page

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Contribution Agreement to be duly executed by as of the day and year first above-written.

                           EMP MERGER CORPORATION

                           By:   /s/ Anthony J. DiNovi
                                 ----------------------------
                                 Name: Anthony J. DiNovi
                                 Title: President

                           AMENDING TRANSFERORS:

                           THOMAS H. LEE EQUITY FUND V, L.P.

                           By:  THL Equity Advisors V, LLC, its general partner
                           By:  Thomas H. Lee Partners, L.P., its sole member
                           By:  Thomas H. Lee Advisors, LLC, its general partner

                           /s/ Anthony J. DiNovi
                           ------------------------------
                           Name: Anthony J. DiNovi
                           Principal Managing Director

                           THOMAS H. LEE PARALLEL FUND V, L.P.

                           By:  THL Equity Advisors V, LLC, its general partner
                           By:  Thomas H. Lee Partners, L.P., its sole member
                           By:  Thomas H. Lee Advisors, LLC, its general partner

                           /s/ Anthony J. DiNovi
                           ------------------------------
                           Name: Anthony J. DiNovi
                           Principal Managing Director

                           THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.

                           By:  THL Equity Advisors V, LLC, its general partner
                           By:  Thomas H. Lee Partners, L.P., its sole member
                           By:  Thomas H. Lee Advisors, LLC, its general partner

                           /s/ Anthony J. DiNovi
                           ------------------------------
                           Name: Anthony J. DiNovi
                           Principal Managing Director

                           PUTNAM INVESTMENTS HOLDINGS, LLC

                           By: /s/ Wiliam Woolverton
                               ----------------------------
                           Name: William Woolverton
                           Title:

                           PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                           COMPANY I LLC

                           By: /s/ Wiliam Woolverton
                               ----------------------------
                           Name: William Woolverton
                           Title:

                           PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                           COMPANY II LLC

                           By: /s/ Wiliam Woolverton
                               ----------------------------
                           Name: William Woolverton
                           Title:

                           1997 THOMAS H. LEE NOMINEE TRUST

                           By: US Bank, N.A. (successor to State Street Bank and Trust Company), not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust

                           By: /s/ Gerald R. Wheeler
                               ----------------------------
                           Name: Gerald R. Wheeler
                           Title: Vice President

                           THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

                           By: THL Investment Management Corp., its general
                                 partner

                           By: /s/ Thomas H. Lee
                               --------------------------------------
                               Thomas H. Lee, Chief Executive Officer

                           EVERCORE CAPITAL PARTNERS (NQ) L.P.

                           By: Evercore Partners L.L.C., its General Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           EVERCORE CAPITAL OFFSHORE PARTNERS L.P.

                           By: Evercore Partners L.L.C., its Investment General
                               Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           By: Evercore Offshore Partners Ltd., its
                               Administrative General Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Director

                           EVERCORE CO-INVESTMENT PARTNERSHIP L.P.

                           By: Evercore Co-Investment GP L.L.C., its General
                               Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           By: Evercore Partners L.L.C., its Managing Member

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           EVERCORE CAPITAL PARTNERS L.P.

                           By: Evercore Partners L.L.C., its General Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           EVERCORE CAPITAL PARTNERS II L.P.

                           By: Evercore Partners II L.L.C., its General Partner

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                           EVERCORE CO-INVESTMENT PARTNERSHIP II L.P.

                           By: Evercore Co-Investment GP II L.L.C., its General
                               Partner

                           By: Evercore Partners II L.L.C., its Managing Member

                           By: /s/ Saul Goodman
                               ----------------------------
                               Name: Saul Goodman
                               Title: Managing Member

                                   SCHEDULE A

       Name and Address of Interests           Class and Number of Interests        Number of shares of
                Transferor                              Contributed                Company Stock Issuable
-----------------------------------------------------------------------------------------------------------
Evercore Capital Partners L.P.                         2,480.821 Class A Units                  3,982.39347

                                                        75.501 Class A-1 Units                    121.19941

                                                         554.418 Class H Units                    933.53114
-----------------------------------------------------------------------------------------------------------
Evercore Capital Partners (NQ) L.P.                    2,310.024 Class A Units                  3,708.21707

                                                        70.385 Class A-1 Units                    112.98763

                                                         516.266 Class H Units                    869.29032

-----------------------------------------------------------------------------------------------------------
Evercore Capital Offshore Partners L.P.                  679.028 Class A Units                  1,090.02460

                                                        20.640 Class A-1 Units                     33.13231

                                                         151.745 Class H Units                    255.50828

-----------------------------------------------------------------------------------------------------------
Evercore Co-Investment Partnership L.P.                  750.125 Class A Units                  1,204.15484

-----------------------------------------------------------------------------------------------------------
DJP                                                      614.251 Class E Units                   560.872159

-----------------------------------------------------------------------------------------------------------
BG Media Investors, L.P.                              12,458.946 Class A Units                20,000.000000

-----------------------------------------------------------------------------------------------------------
Weider Health and Fitness, LLC                         6,361.116 Class H Units                10,710.864757

-----------------------------------------------------------------------------------------------------------
Weider Interactive Networks, Inc.                         64.001 Class H Units                   107.765343

-----------------------------------------------------------------------------------------------------------
Mark Brockelman                                            6.000 Class F Units                    10.506830

-----------------------------------------------------------------------------------------------------------
David Enberg                                               6.000 Class F Units                    10.506830

-----------------------------------------------------------------------------------------------------------
Richard Millen                                            60.000 Class F Units                   105.068301

-----------------------------------------------------------------------------------------------------------
Mary Ann Norborn                                          15.000 Class F Units                    26.267075

-----------------------------------------------------------------------------------------------------------
Marc Rupp                                                 15.000 Class F Units                    26.267075

-----------------------------------------------------------------------------------------------------------
Richard Taylor                                             2.000 Class F Units                     3.502277

-----------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

         Name and Address of Cash                   Class Contribution               Number of shares of
                Transferor                              Contributed                Company Stock Issuable
-----------------------------------------------------------------------------------------------------------
Thomas H. Lee Equity Fund V, L.P.                            $  230,325,404.59                230,325.40459

-----------------------------------------------------------------------------------------------------------
Thomas H. Lee Parallel Fund V, L.P.                          $   59,760,210.00                 59,760.21000

-----------------------------------------------------------------------------------------------------------
Thomas H. Lee Equity (Cayman) Fund V, L.P.                   $    3,173,566.00                  3,173.56600

-----------------------------------------------------------------------------------------------------------
Putnam Investments Holdings, LLC                             $    1,799,244.00                  1,799.24400

-----------------------------------------------------------------------------------------------------------
Putnam Investments Employees' Securities                     $    1,546,531.00                  1,546.53100
Company I LLC

-----------------------------------------------------------------------------------------------------------
Putnam Investments Employees' Securities                     $    1,380,831.00                  1,380.83100
Company II LLC

-----------------------------------------------------------------------------------------------------------
1997 Thomas H. Lee Nominee Trust                             $      590,866.00                    590.86600

-----------------------------------------------------------------------------------------------------------
Thomas H. Lee Investors Limited Partnership                  $      271,336.00                    271.33600

-----------------------------------------------------------------------------------------------------------
Evercore Capital Partners II L.P.                            $   97,059,246.10                 97,059.24610

-----------------------------------------------------------------------------------------------------------
Evercore Co-Investment Partnership II L.P.                   $    1,160,722.46                  1,160.72246

-----------------------------------------------------------------------------------------------------------
PPM America Private Equity Fund L.P.                         $   20,000,000.00                       20,000

-----------------------------------------------------------------------------------------------------------
The Equitable Life Assurance Society of                      $    5,000,000.00                        5,000
the Unites States

-----------------------------------------------------------------------------------------------------------
Pioneer Gate Acquisition LLC                                 $   12,500,000.00                       12,500

-----------------------------------------------------------------------------------------------------------
AGGREGATE CASH CONTRIBUTION AMOUNT                           $  434,567,957.15
                                                             =================

-----------------------------------------------------------------------------------------------------------
AGGREGATE SHARES OF COMPANY COMMON STOCK                                                      434,567.95715
                                                                                              =============

-----------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

Evercore Capital Partners L.P. and affiliates                  $  174,435,719.24
Tandem Journalism Investment, L.P.                             $   65,576,978.15
Circulation, LLC                                               $   45,620,762.49
JP Morgan Partners (BCHA), L.P.                                $   49,253,241.60
BG Media Investors, L.P.                                       $   20,131,807.15
BG Media Intermediate Fund, L.P.                               $      852,399.58
DB Capital Investors, L.P.                                     $   16,393,040.58
BancBoston Investments Inc.                                    $    9,039,187.66
Caravelle Investment Fund, L.L.C.                              $    8,026,361.43
Suchet Holdings, L.L.C.                                        $    5,797,521.00
David J. Pecker                                                $   10,724,902.76
Other Management                                               $    5,716,035.51

Aggregate Cash Merger Consideration                            $  411,567,957.15
                                                               =================